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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): October 10, 1996

                               Delta Computec Inc.
             (Exact Name of Registrant as Specified in its Charter)

                                    New York
                 (State or Other Jurisdiction of Incorporation)

     0-14733                                            16-1146345
(Commission File Number)                    (I.R.S. Employer Identification No.)

                366 White Spruce Blvd., Rochester, New York 14623
               (Address of Principal Executive Offices) (Zip Code)

                                  201-440-8585
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Total number of pages in Report (including Exhibits)   215

Exhibit Index located on page 6

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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 7. Financial Statements and Exhibits.

     (c) Exhibits.

     A. The following Exhibits constituting the original Credit Agreement entered into between the Registrant, Data Net, and SAI/Delta and NCFC on April 1, 1994, and Amendments Nos. 1 and 2 to the original Credit Agreement, have previously been furnished as Exhibits to the Registrant's Annual Report on Form 10-K for the Fiscal Year ended October 31, 1994, and Amendments Nos. 3 through 5 to the original Credit Agreement, and the letter agreements dated May 1, 1995, and May 4, 1995, with Lobozzo relating to Lobozzo providing a commitment to advance up to $400,000 to the Registrant as part of an Overadvance Facility with NCFC, and granting a stock option to Lobozzo which grants to Lobozzo the right to purchase up to 11,440,475 of the Registrant's common shares, have previously been furnished as Exhibits to the Registrant's Annual Report on Form 10-K for the fiscal year ended October 31, 1995 or the Registrant's Current Report on Form 8-K dated May 4, 1995. .

     B. The following Exhibits: (a) letter between Data Net and NCFC dated March 8, 1996; (b) Forbearance Agreement between the Registrant, Data Net and NCFC dated March 8, 1996; (c) Release and Indemnification Agreement between the Registrant, Data Net and NCFC dated March 8, 1996; (d) Reaffirmation of Guaranty between SAI/Delta and NCFC dated March 8, 1996; (e) Letter between NCFC and Data Net dated March 6, 1996; and (f) Reaffirmation of Subordination dated March 8, 1996, between Lobozzo and NCFC, constituting documents relative to the disposition of the assets of Data Net, have previously been furnished as Exhibits to the Registrant's Current Report on Form 8-K filed March 21, 1996.

     C. The following Exhibits, constituting promissory notes issued by the Registrant under the Existing NCFC Loan, are filed as part of this Report:

     1. Amended and Restated Promissory Note from the Registrant to NCFC dated May 1, 1995.

     2. Third Amended and Restated Promissory Note from the Registrant to NCFC dated October 27, 1995.

     D. The following Exhibits, constituting amendments to the Forbearance Agreement, and letters extending the date of the expiration of the Forbearance Period (as defined in the Forbearance Agreement), are filed as part of this
Report:

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     3. Amendment No. 1 to Forbearance Agreement dated May 9, 1996.

     4. Amendment No. 2 to Forbearance Agreement dated May 21, 1996.

     5. Amendment No. 3 to Forbearance Agreement dated June 14, 1996.

     6. Amendment No. 4 to Forbearance Agreement dated July 31, 1996.

     7. Amendment No. 5 to Forbearance Agreement dated August 15, 1996.

     8. Amendment No. 6 to Forbearance Agreement dated September 9, 1996.

     9. Letter from NCFC to the Registrant dated October 1, 1996, extending the Forbearance Period to October 3, 1996.

     10. Letter from NCFC to the Registrant dated October 4, 1996, extending the Forbearance Period to October 9, 1996.

     11. Letter from NCFC to the Registrant dated October 10, 1996, extending the Forbearance Period to October 10, 1996.

     E. The following Exhibits, constituting the NCFC Restructuring Documents, are filed as part of this Report:

     12. Assignment from NCFC to Lobozzo dated October 10, 1996.

     13. Amended and Restated Promissory Note from the Registrant to NCFC dated October 10, 1996, in the principal face amount of $750,000.

     14. Intercreditor Agreement between NCFC and Lobozzo dated October 10,
1996.

     15. Amended and Restated Security Agreement between the Registrant and NCFC dated October 10, 1996.

     16. Pledge Security Agreement between Lobozzo and NCFC dated October 10, 1996.

     17. Form of Warrant from the Registrant to Lobozzo (the "DCI Warrant"), attached as Exhibit A to the Pledge Security Agreement, Exhibit 16, above, to be used in the event the

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shareholders of the Registrant approve the issuance thereof.

     18. Form of Stock Option from the Registrant to NCFC (the "Assigned Option"), attached as Exhibit B to the Pledge Security Agreement, Exhibit 16, above, to be used in the event the shareholders of the Registrant do not approve the issuance of the DCI Warrant.

     19. Form of Assignment Agreement from Lobozzo to NCFC to be used in the event Lobozzo issues to NCFC the Assigned Option.

     20. Form of Stock Option from the Registrant to Lobozzo to be issued in the event Lobozzo issues to NCFC the Assigned Option.

     21. Limited Non-Recourse Guaranty and Suretyship Agreement between Lobozzo and NCFC dated October 10, 1996.

     22. Document from NCFC showing the payoff amounts for the Existing NCFC Loan as of October 10, 1996.

     23. Letter from NCFC to the Registrant dated October 10, 1996, acknowledging receipt from Lobozzo on October 10, 1996, of $1,544,661.10, with regard to the NCFC Restructuring and assignment of a portion of the Existing NCFC Loan to Lobozzo.

     24. Form of letter sent to customers of the Registrant advising the customers of a different lock box address.

     25. Amended and Restated Credit Agreement between the Registrant, Data Net and Lobozzo dated October 10, 1996.

     26. Amended and Restated Promissory Note from the Registrant to Lobozzo in the principal maximum face amount of $2,550,000, dated October 10, 1996.

     27. Amended and Restated General Security Agreement between the Registrant, Data Net and Lobozzo, dated October 10, 1996.

     28. Amended and Restated Unlimited Continuing Guaranty from SAI/Delta to Lobozzo, dated October 10, 1996.

     29. Amended and Restated General Security Agreement from SAI/Delta to Lobozzo, dated October 10, 1996.

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     30. Cash Management Services Agreement between the Registrant and
Manufacturers & Traders Trust Company.

     31. Letter from NCFC dated April 24. 1996, advising Data Net that $122,182.10 had been applied by NCFC to the outstanding Data Net loan as a result of the liquidation of the Data Net assets.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Delta Computec Inc.
                                           Registrant

Date: October 24, 1996                 By: s/s John DeVito
                                           John DeVito, President

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                                INDEX TO EXHIBITS

     A. The following Exhibits constituting the original Credit Agreement entered into between the Registrant, Data Net, and SAI/Delta and NCFC on April 1, 1994, and Amendments Nos. 1 and 2 to the original Credit Agreement, have previously been furnished as Exhibits to the Registrant's Annual Report on Form 10-K for the Fiscal Year ended October 31, 1994. The following Exhibits constituting Amendments Nos. 3 through 5 to the original Credit Agreement, and the letter agreements dated May 1, 1995, and May 4, 1995, with Lobozzo relating to Lobozzo providing a commitment to advance up to $400,000 to the Registrant as part of an Overadvance Facility with NCFC, and granting a stock option to Lobozzo which grants to Lobozzo the right to purchase up to 11,440,475 of the Registrant's common shares, have previously been furnished as Exhibits to the Registrant's Annual Report on Form 10-K for the fiscal year ended October 31, 1995 or the Registrant's Current Report on Form 8-K dated May 4, 1995.

     B. The following Exhibits: (a) letter between Data Net and NCFC dated March 8, 1996; (b) Forbearance Agreement between the Registrant, Data Net and NCFC dated March 8, 1996; (c) Release and Indemnification Agreement between the Registrant, Data Net and NCFC dated March 8, 1996; (d) Reaffirmation of Guaranty between SAI/Delta and NCFC dated March 8, 1996; (e) Letter between NCFC and Data Net dated March 6, 1996; and (f) Reaffirmation of Subordination dated March 8, 1996, between Lobozzo and NCFC, constituting documents relative to the disposition of the assets of Data Net, have previously been furnished as Exhibits to the Registrant's Current Report on Form 8-K filed March 21, 1996.

     C. The following Exhibits, constituting promissory notes issued by the Registrant under the Existing NCFC Loan, are filed as part of this Report:

     1. Amended and Restated Promissory Note from the Registrant to NCFC dated May 1, 1995.

     2. Third Amended and Restated Promissory Note from the Registrant to NCFC dated October 27, 1995.

     D. The following Exhibits, constituting amendments to the Forbearance Agreement, and letters extending the date of the expiration of the Forbearance Period (as defined in the Forbearance Agreement), are filed as part of this
Report:

     3. Amendment No. 1 to Forbearance Agreement dated May 9, 1996.

     4. Amendment No. 2 to Forbearance Agreement dated May 21, 1996.

     5. Amendment No. 3 to Forbearance Agreement dated June 14, 1996.

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     6. Amendment No. 4 to Forbearance Agreement dated July 31, 1996.

     7. Amendment No. 5 to Forbearance Agreement dated August 15, 1996.

     8. Amendment No. 6 to Forbearance Agreement dated September 9, 1996.

     9. Letter from NCFC to the Registrant dated October 1, 1996, extending the Forbearance Period to October 3, 1996.

     10. Letter from NCFC to the Registrant dated October 4, 1996, extending the Forbearance Period to October 9, 1996.

     11. Letter from NCFC to the Registrant dated October 10, 1996, extending the Forbearance Period to October 10, 1996.

     E. The following Exhibits, constituting the NCFC Restructuring Documents, are filed as part of this Report:

     12. Assignment from NCFC to Lobozzo dated October 10, 1996.

     13. Amended and Restated Promissory Note from the Registrant to NCFC dated October 10, 1996, in the principal face amount of $750,000.

     14. Intercreditor Agreement between NCFC and Lobozzo dated October 10,
1996.

     15. Amended and Restated Security Agreement between the Registrant and NCFC dated October 10, 1996.

     16. Pledge Security Agreement between Lobozzo and NCFC dated October 10, 1996.

     17. Form of Warrant from the Registrant to Lobozzo (the "DCI Warrant"), attached as Exhibit A to the Pledge Security Agreement, Exhibit 16, above, to be used in the event the shareholders of the Registrant approve the issuance thereof.

     18. Form of Stock Option from the Registrant to NCFC (the "Assigned Option"), attached as Exhibit B to the Pledge Security Agreement, Exhibit 16, above, to be used in the event the shareholders of the Registrant do not approve the issuance of the DCI Warrant.

     19. Form of Assignment Agreement from Lobozzo to NCFC to be used in the event Lobozzo issues to NCFC the Assigned Option.

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     20. Form of Stock Option from the Registrant to Lobozzo to be issued in the event Lobozzo issues to NCFC the Assigned Option.

     21. Limited Non-Recourse Guaranty and Suretyship Agreement between Lobozzo and NCFC dated October 10, 1996.

     22. Document from NCFC showing the payoff amounts for the Existing NCFC Loan as of October 10, 1996.

     23. Letter from NCFC to the Registrant dated October 10, 1996, acknowledging receipt from Lobozzo on October 10, 1996, of $1,544,661.10, with regard to the NCFC Restructuring and assignment of a portion of the Existing NCFC Loan to Lobozzo.

     24. Form of letter sent to customers of the Registrant advising the customers of a different lock box address.

     25. Amended and Restated Credit Agreement between the Registrant, Data Net and Lobozzo dated October 10, 1996.

     26. Amended and Restated Promissory Note from the Registrant to Lobozzo in the principal maximum face amount of $2,550,000, dated October 10, 1996.

     27. Amended and Restated General Security Agreement between the Registrant, Data Net and Lobozzo, dated October 10, 1996.

     28. Amended and Restated Unlimited Continuing Guaranty from SAI/Delta to Lobozzo, dated October 10, 1996.

     29. Amended and Restated General Security Agreement from SAI/Delta to Lobozzo, dated october 10, 1996.

     30. Cash Management Services Agreement between the Registrant and Manufacturers & Traders Trust Company.

     31. Letter from NCFC dated April 24, 1996, advising Data Net that $ 122,182.10 had been applied by NCFC to the outstanding Data Net loan as a result of the liquidation of the Data Net assets.